SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

Kronos Incorporated
(Exact name of registrant as specified in charter)

Massachusetts (State or other juris- diction of incorporation	0-20109 (Commission File Number)	04-2640942 (IRS Employer Identification No.)

297 Billerica Road, Chelmsford, MA 01824 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 978-250-9800

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

         On April 26, 2004, Kronos Incorporated announced its financial results for the fiscal quarter ended April 3, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004	KRONOS INCORPORATED
By: /s/ Paul A. Lacy Paul A. Lacy Executive Vice President, Chief Financial and Administrative officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 26, 2004